UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2023

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.22

SEMI-ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

November 8, 2022

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the semi-annual reporting period ended September 30, 2022.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	-22.42%	-31.34%

Class C Shares	-22.71%	-31.84%

Advisor Class Shares[1]	-22.27%	-31.16%

Class R Shares[1]	-22.48%	-31.51%

Class K Shares[1]	-22.43%	-31.39%

Class I Shares[1]	-22.26%	-31.16%

Class Z Shares[1]	-22.31%	-31.17%

MSCI EM Index (net)	-21.70%	-28.11%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2022. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund underperformed the benchmark for the six-month period, before sales charges. Emerging-market equity index returns outperformed emerging-market debt index returns, although both declined in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to fixed-income assets detracted. The Fund’s fixed-income assets underperformed and equity assets outperformed their respective fixed-income and equity benchmarks. Overall security selection within fixed-income assets detracted, while selection within equities contributed to absolute returns.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Emerging-market equity index

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returns outperformed emerging-market debt index returns, although both declined in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to fixed-income assets detracted. The Fund’s fixed-income and equity assets underperformed their respective benchmarks, and overall security selection within equities and fixed income detracted from absolute returns.

During both periods, the Fund utilized derivatives for hedging and investment purposes in the form of currency forwards, credit default swaps and written swaptions, which added to absolute performance, while futures, variance swaps, interest rate swaps, total return swaps and purchased swaptions detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six-month period ended September 30, 2022. The global economic outlook continued to deteriorate as increasingly hawkish central banks and persistent inflation elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. The US Federal Reserve (the “Fed”) raised interest rates four times during the period, including three consecutive 0.75% increases, setting a course followed by other key central banks. Equity markets rallied briefly as some weaker-than-expected economic data raised optimism that policy rates might peak at lower levels. Stocks fell sharply after the Fed indicated that it would continue to move aggressively and risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks. Small-cap stocks narrowly outperformed large-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields rose and bond prices fell sharply in most markets except Japan. Major central banks escalated the process of raising interest rates and ending bond purchases. Relative developed-market government bond returns were led by Japan and trailed significantly in the UK. Securitized assets generally outperformed corporate bonds. Global investment-grade corporate bonds—which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates—trailed global treasuries in both the US and eurozone. High-yield corporate bonds also lagged government bonds, except in the eurozone, as investors began to factor in slower economic growth in the mostly risk-off environment. Emerging-market corporate bonds generally outperformed developed-market corporates, while emerging-market sovereign bonds trailed global treasuries. Emerging-market local-currency bonds underperformed the most as the US dollar advanced against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell as global growth began to slow.

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The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside mitigation, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to

(continued on next page)

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generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid, and are subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

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DISCLOSURES AND RISKS (continued)

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-31.34%	-34.23%

5 Years	-3.63%	-4.46%

10 Years	-0.22%	-0.66%

CLASS C SHARES

1 Year	-31.84%	-32.50%

5 Years	-4.33%	-4.33%

10 Years[1]	-0.95%	-0.95%

ADVISOR CLASS SHARES[2]

1 Year	-31.16%	-31.16%

5 Years	-3.37%	-3.37%

10 Years	0.05%	0.05%

CLASS R SHARES[2]

1 Year	-31.51%	-31.51%

5 Years	-3.86%	-3.86%

10 Years	-0.45%	-0.45%

CLASS K SHARES[2]

1 Year	-31.39%	-31.39%

5 Years	-3.62%	-3.62%

10 Years	-0.21%	-0.21%

CLASS I SHARES[2]

1 Year	-31.16%	-31.16%

5 Years	-3.38%	-3.38%

10 Years	0.03%	0.03%

CLASS Z SHARES[2]

1 Year	-31.17%	-31.17%

5 Years	-3.37%	-3.37%

Since Inception[3]	-3.31%	-3.31%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.48%, 2.24%, 1.23%, 1.95%, 1.64%, 1.22% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2023. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-34.23%

5 Years	-4.46%

10 Years	-0.66%

CLASS C SHARES

1 Year	-32.50%

5 Years	-4.33%

10 Years[1]	-0.95%

ADVISOR CLASS SHARES[2]

1 Year	-31.16%

5 Years	-3.37%

10 Years	0.05%

CLASS R SHARES[2]

1 Year	-31.51%

5 Years	-3.86%

10 Years	-0.45%

CLASS K SHARES[2]

1 Year	-31.39%

5 Years	-3.62%

10 Years	-0.21%

CLASS I SHARES[2]

1 Year	-31.16%

5 Years	-3.38%

10 Years	0.03%

CLASS Z SHARES[2]

1 Year	-31.17%

5 Years	-3.37%

Since Inception[3]	-3.31%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$775.80	$5.52	1.24%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%
Class C
Actual	$1,000	$772.90	$8.84	1.99%
Hypothetical**	$1,000	$1,015.09	$10.05	1.99%
Advisor Class
Actual	$1,000	$777.30	$4.41	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
Class R
Actual	$1,000	$775.20	$6.63	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%
Class K
Actual	$1,000	$775.70	$5.52	1.24%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%
Class I
Actual	$1,000	$777.40	$4.41	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
Class Z
Actual	$1,000	$776.90	$4.41	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $120.9

1

All data are as of September 30, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 1.1% or less in the following sectors: Emerging Markets–Treasuries, Funds and Investment Trusts, Governments–Sovereign Bonds, Health Care, Industrial, Real Estate, Treasuries, Treasury Bonds and Utility.

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PORTFOLIO SUMMARY (continued)

September 30, 2022 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd.	$2,690,845	2.2%

Hon Hai Precision Industry Co., Ltd.	2,343,950	1.9

Agricultural Bank of China Ltd. – Class H	2,182,462	1.8

GAIL India Ltd.	2,038,818	1.7

Samsung Electronics Co., Ltd.	1,962,240	1.6

Kia Corp.	1,926,873	1.6

KT Corp.	1,856,103	1.5

HDFC Bank Ltd.	1,766,615	1.5

PetroChina Co., Ltd. – Class H	1,626,168	1.4

Hana Financial Group, Inc.	1,586,768	1.3

	$19,980,842	16.5%

1

All data are as of September 30, 2022. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following: Angola, Argentina, Australia, Azerbaijan, Bahrain, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Ghana, Greece, Guatemala, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Kuwait, Lebanon, Luxembourg, Macau, Malaysia, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Poland, Qatar, Romania, Russia, Senegal, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, United States, Uruguay, Venezuela and Zambia.

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

September 30, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.9%
Financials – 14.3%
Banks – 10.9%
Absa Group Ltd.	1,154	$11,210
Abu Dhabi Islamic Bank PJSC	9,265	22,799
Agricultural Bank of China Ltd. – Class H	7,292,000	2,182,462
Al Rajhi Bank	7,215	154,460
Banco de Chile	813,976	71,617
Banco do Brasil SA	96,500	689,088
Bancolombia SA	2,882	19,443
Bancolombia SA (Preference Shares)	7,058	42,899
Bank Mandiri Persero Tbk PT	2,401,500	1,474,619
Bank of Chengdu Co., Ltd. – Class A	24,500	56,000
Bank of Communications Co., Ltd. – Class A	107,700	69,611
Bank of Jiangsu Co., Ltd. – Class A	554,100	575,481
Bank Polska Kasa Opieki SA	12,844	155,988
Capitec Bank Holdings Ltd.	658	56,374
China CITIC Bank Corp., Ltd. – Class A	93,800	59,802
China CITIC Bank Corp., Ltd. – Class H	191,000	75,797
China Construction Bank Corp. – Class H	555,000	320,347
China Everbright Bank Co., Ltd. – Class A	102,600	40,447
China Everbright Bank Co., Ltd. – Class H	244,000	66,995
China Merchants Bank Co., Ltd. – Class H	13,500	62,476
Commercial International Bank Egypt SAE	16,458	21,130
CTBC Financial Holding Co., Ltd.	99,000	61,588
Haci Omer Sabanci Holding AS	513,412	712,224
Halyk Savings Bank of Kazakhstan JSC (GDR)(a)	23,000	230,000
Hana Financial Group, Inc.	64,621	1,586,768
HDFC Bank Ltd.	101,916	1,766,615
Huaxia Bank Co., Ltd. – Class A	105,200	73,997
ICICI Bank Ltd.	7,075	74,597
Industrial Bank Co., Ltd. – Class A	442,160	1,026,901
Industrial Bank of Korea	3,046	20,144
Itau Unibanco Holding SA (Preference Shares)	6,800	35,372
Kasikornbank PCL (Foreign Shares)	2,200	8,479
KB Financial Group, Inc.	19,756	596,602
Metropolitan Bank & Trust Co.	482,210	397,708
National Bank of Kuwait SAKP	38	120
Nedbank Group Ltd.	6,881	75,934
Qatar Islamic Bank SAQ	1,428	9,639
Sberbank of Russia PJSC(b)(c)	138,696	– 0	–
SinoPac Financial Holdings Co., Ltd.	220	119
Standard Bank Group Ltd.	31,479	248,676
Turkiye Is Bankasi AS – Class C	50,619	20,385

		13,174,913

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 0.2%
GF Securities Co., Ltd. – Class H	6,800	$7,380
Korea Investment Holdings Co., Ltd.	2,022	66,439
Meritz Securities Co., Ltd.	23,947	60,923
NH Investment & Securities Co., Ltd.	9,571	59,744
Samsung Securities Co., Ltd.	3,319	70,654

		265,140

Consumer Finance – 0.1%
Muthoot Finance Ltd.	1,195	15,190
SBI Cards & Payment Services Ltd.	3,477	38,789

		53,979

Diversified Financial Services – 1.0%
Bajaj Finserv Ltd.	2,364	48,527
Far East Horizon Ltd.	109,000	73,484
Grupo de Inversiones Suramericana SA	1,047	8,517
Housing Development Finance Corp., Ltd.	34,598	964,762
Meritz Financial Group, Inc.	2,910	41,979
REC Ltd.	64,013	73,719
Remgro Ltd.	3,266	23,954
Yuanta Financial Holding Co., Ltd.	420	257

		1,235,199

Insurance – 2.1%
AIA Group Ltd.	104,200	867,559
BB Seguridade Participacoes SA	29,500	145,303
Bupa Arabia for Cooperative Insurance Co.	1,786	79,569
DB Insurance Co., Ltd.	1,906	73,021
Hyundai Marine & Fire Insurance Co., Ltd.	7,485	152,388
New China Life Insurance Co., Ltd. – Class H	32,400	61,705
PICC Property & Casualty Co., Ltd. – Class H	1,108,000	1,145,765
Ping An Insurance Group Co. of China Ltd. – Class H	10,000	49,888

		2,575,198

		17,304,429

Information Technology – 11.1%
Communications Equipment – 0.1%
Accton Technology Corp.	8,000	68,236

Electronic Equipment, Instruments & Components – 4.1%
Hon Hai Precision Industry Co., Ltd.	732,000	2,343,950
Kingboard Holdings Ltd.	13,000	36,596
LG Innotek Co., Ltd.	223	42,032
Lotes Co., Ltd.	5,000	119,773
Samsung SDI Co., Ltd.	2,240	842,562
Sinbon Electronics Co., Ltd.	154,000	1,279,131

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Synnex Technology International Corp.	45,000	$74,545
Unimicron Technology Corp.	41,000	150,089
WPG Holdings Ltd.	51,000	74,484
Zhen Ding Technology Holding Ltd.	1,000	3,316

		4,966,478

IT Services – 0.5%
Elm Co.	189	15,803
Infosys Ltd.	6,764	115,996
Infosys Ltd. (Sponsored ADR)	25,439	431,700

		563,499

Semiconductors & Semiconductor Equipment – 4.6%
ASE Technology Holding Co., Ltd.	27,000	67,125
Himax Technologies, Inc. (ADR)(d)	57,456	278,087
MediaTek, Inc.	58,000	1,000,872
Novatek Microelectronics Corp.	102,000	698,100
Parade Technologies Ltd.	2,000	36,751
Powertech Technology, Inc.	14,000	33,923
Realtek Semiconductor Corp.	7,000	59,095
Taiwan Semiconductor Manufacturing Co., Ltd.	203,000	2,690,845
United Microelectronics Corp.	659,000	737,485

		5,602,283

Software – 0.1%
Tata Elxsi Ltd.	728	76,030

Technology Hardware, Storage & Peripherals – 1.7%
Catcher Technology Co., Ltd.	12,000	64,982
Micro-Star International Co., Ltd.	16,000	53,858
Samsung Electronics Co., Ltd.	53,439	1,962,240
Samsung Electronics Co., Ltd. (Preference Shares)	363	11,791

		2,092,871

		13,369,397

Consumer Discretionary – 10.0%
Auto Components – 0.2%
Balkrishna Industries Ltd.	2,975	68,417
Bharat Forge Ltd.	775	6,570
Fuyao Glass Industry Group Co., Ltd. – Class H(a)	17,200	68,968
Huayu Automotive Systems Co., Ltd. – Class A	49,494	113,956
Huizhou Desay Sv Automotive Co., Ltd. – Class A	1,600	30,785

		288,696

Automobiles – 3.0%
Bajaj Auto Ltd.	1,720	74,303
BYD Co., Ltd. – Class H	3,000	73,907

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chongqing Changan Automobile Co., Ltd. – Class A	42,400	$74,283
Eicher Motors Ltd.	1,747	78,124
Great Wall Motor Co., Ltd. – Class H	82,000	93,483
Hero MotoCorp Ltd.	2,264	70,494
Hyundai Motor Co.	580	70,782
Hyundai Motor Co. (Preference Shares)	220	12,791
Kia Corp.	38,714	1,926,873
Li Auto, Inc. (ADR)	669	15,394
Mahindra & Mahindra Ltd.	4,978	77,007
Maruti Suzuki India Ltd.	44	4,754
NIO, Inc. – Class A(d)	59,970	937,953
Yadea Group Holdings Ltd.(a)	44,000	70,324

		3,580,472

Diversified Consumer Services – 0.1%
Fu Shou Yuan International Group Ltd.	50,000	27,506
New Oriental Education & Technology Group, Inc.	12,600	30,783

		58,289

Hotels, Restaurants & Leisure – 1.2%
Jiumaojiu International Holdings Ltd.(a)	4,000	6,505
Jubilant Foodworks Ltd.	10,389	78,906
OPAP SA	118,312	1,418,853

		1,504,264

Internet & Direct Marketing Retail – 2.9%
Alibaba Group Holding Ltd.	149,000	1,486,921
JD.com, Inc. – Class A	48,589	1,225,812
Meituan – Class B(a)	33,600	706,153
Naspers Ltd. – Class N	445	55,191

		3,474,077

Multiline Retail – 0.0%
Lotte Shopping Co., Ltd.	914	54,818

Specialty Retail – 2.0%
Jarir Marketing Co.	1,794	79,269
JUMBO SA	4,698	62,551
Lojas Renner SA	187,500	968,027
Pop Mart International Group Ltd.(a)	17,200	31,453
PTT Oil & Retail Business PCL	10,100	6,740
Topsports International Holdings Ltd.(a)	317,000	221,594
Vibra Energia SA	332,700	1,063,905

		2,433,539

Textiles, Apparel & Luxury Goods – 0.6%
ANTA Sports Products Ltd.	16,800	176,346
F&F Co., Ltd. / New	252	23,900
Li Ning Co., Ltd.	59,500	451,479

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Page Industries Ltd.	128	$79,523

		731,248

		12,125,403

Materials – 4.0%
Chemicals – 1.3%
Advanced Petrochemical Co.	527	6,231
Braskem SA (Preference Shares)	2,400	11,674
Fertiglobe PLC	39,165	60,868
Luxi Chemical Group Co., Ltd. – Class A	6,100	11,026
Petronas Chemicals Group Bhd	35,800	64,382
PhosAgro PJSC (GDR)(a)(b)(c)	4,421	– 0	–
SABIC Agri-Nutrients Co.	1,949	80,961
Sahara International Petrochemical Co.	2,301	25,161
Sasol Ltd.	4,645	72,656
Saudi Basic Industries Corp.	236	5,523
Sociedad Quimica y Minera de Chile SA	792	73,709
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	6,865	622,999
Tosoh Corp.	48,200	537,207

		1,572,397

Construction Materials – 0.3%
Anhui Conch Cement Co., Ltd. – Class H	97,500	308,175

Metals & Mining – 2.4%
ArcelorMittal SA	4,856	96,626
Baoshan Iron & Steel Co., Ltd. – Class A	601,100	441,592
BHP Group Ltd.	10,020	249,078
China Hongqiao Group Ltd.	720,596	589,889
Gerdau SA (Preference Shares)	13,700	62,070
Henan Shenhuo Coal & Power Co., Ltd. – Class A	31,900	74,809
Inner Mongolia ERDOS Resources Co., Ltd. – Class A	32,400	68,422
Jindal Steel & Power Ltd.	8,530	44,395
KGHM Polska Miedz SA	5,970	104,258
Kumba Iron Ore Ltd.	3,322	70,470
MMC Norilsk Nickel PJSC (ADR)(b)(c)	3,568	– 0	–
Polyus PJSC (GDR)(b)(c)(e)	284	– 0	–
POSCO Holdings, Inc.	6,194	903,505
Sinomine Resource Group Co., Ltd. – Class A	3,800	48,639
Tata Steel Ltd.	61,299	74,229
Vedanta Ltd.	23,155	76,140

		2,904,122

Paper & Forest Products – 0.0%
Chengxin Lithium Group Co., Ltd. – Class A	1,300	8,487

		4,793,181

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 3.9%
Aerospace & Defense – 0.1%
Bharat Electronics Ltd.	46,542	$57,536
Hindustan Aeronautics Ltd.(a)	2,636	75,657

		133,193

Air Freight & Logistics – 0.1%
Hyundai Glovis Co., Ltd.	626	70,455

Airlines – 0.1%
China Airlines Ltd.	62,000	38,124
Eva Airways Corp.	72,000	63,652
InterGlobe Aviation Ltd.(a)	3,162	71,796
Korean Air Lines Co., Ltd.	813	12,406

		185,978

Electrical Equipment – 1.2%
Contemporary Amperex Technology Co., Ltd. – Class A	21,800	1,219,141
Havells India Ltd.	4,990	82,108
Jiangxi Special Electric Motor Co., Ltd. – Class A	20,600	56,333
TBEA Co., Ltd. – Class A	24,800	74,785
Voltronic Power Technology Corp.	1,000	43,980

		1,476,347

Industrial Conglomerates – 1.0%
Alfa SAB de CV – Class A	122,400	77,793
Bidvest Group Ltd. (The)	31,803	345,335
CITIC Ltd.	78,000	73,489
CJ Corp.	917	44,214
GS Holdings Corp.	2,411	69,799
Industries Qatar QSC	16,211	74,835
KOC Holding AS	30,763	74,879
Refrigeration Electrical Engineering Corp.	123,832	396,367
Sime Darby Bhd	39,300	18,074

		1,174,785

Machinery – 0.1%
China Yuchai International Ltd.	23,050	168,035
YongXing Special Materials Technology Co., Ltd. – Class A	400	6,917

		174,952

Marine – 0.5%
COSCO SHIPPING Holdings Co., Ltd. – Class H	65,600	76,304
Evergreen Marine Corp. Taiwan Ltd.	72,800	331,926
Orient Overseas International Ltd.	4,000	69,612
Yang Ming Marine Transport Corp.	42,000	80,691

		558,533

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.0%
HeadHunter Group PLC (ADR)(b)(c)	18,930	$	– 0	–

Trading Companies & Distributors – 0.2%
Barloworld Ltd.	25,240		128,668
Xiamen C & D, Inc. – Class A	39,600		76,591

			205,259

Transportation Infrastructure – 0.6%
Grupo Aeroportuario del Centro Norte SAB de CV	86,081		541,503
Grupo Aeroportuario del Pacifico SAB de CV – Class B	5,732		72,577
International Container Terminal Services, Inc.	4,770		12,721
TangShan Port Group Co., Ltd. – Class A	218,800		78,910
Westports Holdings Bhd	14,100		9,269

			714,980

			4,694,482

Communication Services – 2.9%
Diversified Telecommunication Services – 1.6%
Hellenic Telecommunications Organization SA	1,438		20,881
KT Corp.	73,838		1,856,103
MultiChoice Group	9,686		61,883
Saudi Telecom Co.	1,948		20,280

			1,959,147

Entertainment – 0.3%
G-bits Network Technology Xiamen Co., Ltd. – Class A	6,500		225,174
International Games System Co., Ltd.	6,000		67,643
NetEase, Inc.	6,200		93,554

			386,371

Interactive Media & Services – 0.8%
Baidu, Inc. – Class A	1,850		27,234
Tencent Holdings Ltd.	31,400		1,060,577
Yandex NV – Class A(b)(c)	11,500		– 0	–

			1,087,811

Media – 0.1%
Cheil Worldwide, Inc.	4,787		75,460

Wireless Telecommunication Services – 0.1%
Globe Telecom, Inc.	595		20,550
Globe Telecom, Inc.(b)(c)	67		400
PLDT, Inc.	1,550		39,813

			60,763

			3,569,552

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 2.8%
Electric Utilities – 0.8%
Adani Transmission Ltd.	879	$35,290
CEZ AS	616	21,109
Cia Energetica de Minas Gerais (Preference Shares)	127,379	254,080
CPFL Energia SA	12,100	75,727
Manila Electric Co.	15,530	69,546
Power Grid Corp. of India Ltd.	64,855	168,555
Tenaga Nasional Bhd	42,100	72,989
Transmissora Alianca de Energia Eletrica SA	37,000	267,159

		964,455

Gas Utilities – 1.8%
Adani Total Gas Ltd.	1,632	66,254
ENN Natural Gas Co., Ltd. – Class A	31,100	80,435
GAIL India Ltd.	1,915,096	2,038,818
Indraprastha Gas Ltd.	1,753	8,550

		2,194,057

Independent Power and Renewable Electricity Producers – 0.2%
Adani Green Energy Ltd.	1,871	51,325
Gulf Energy Development PCL	56,400	78,499
NTPC Ltd.	37,729	73,803

		203,627

		3,362,139

Consumer Staples – 2.7%
Beverages – 0.2%
Anhui Kouzi Distillery Co., Ltd. – Class A	3,900	25,551
Chongqing Brewery Co., Ltd. – Class A	1,300	20,313
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. – Class A	3,700	81,851
Luzhou Laojiao Co., Ltd. – Class A	2,500	80,677

		208,392

Food & Staples Retailing – 0.4%
CP ALL PCL	12,100	17,892
Magnit PJSC(b)(c)	1,178	– 0	–
Magnit PJSC (Sponsored GDR)(a)(b)(c)	3	– 0	–
President Chain Store Corp.	9,000	79,856
Sumber Alfaria Trijaya TBK PT	500,100	78,483
Wal-Mart de Mexico SAB de CV	102,893	361,360
X5 Retail Group NV (GDR)(b)(c)(e)	23,937	– 0	–

		537,591

Food Products – 1.2%
Britannia Industries Ltd.	152	7,165
China Feihe Ltd.(a)	104,384	72,883

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CJ CheilJedang Corp.	279	$79,598
JBS SA	15,100	70,316
Kuala Lumpur Kepong Bhd	13,900	61,917
Minerva SA/Brazil	401,800	934,046
Nestle India Ltd.	348	81,555
Tongwei Co., Ltd. – Class A	9,000	58,861
Uni-President Enterprises Corp.	39,000	82,477

		1,448,818

Household Products – 0.1%
Unilever Indonesia Tbk PT	257,500	81,450

Personal Products – 0.1%
Colgate-Palmolive India Ltd.	2,823	56,327
Proya Cosmetics Co., Ltd.	2,100	47,834

		104,161

Tobacco – 0.7%
Eastern Co. SAE	40,805	21,523
Gudang Garam Tbk PT	8,400	12,643
ITC Ltd.	202,771	824,109

		858,275

		3,238,687

Energy – 2.6%
Metals & Mining – 0.3%
Exxaro Resources Ltd.	31,538	350,262

Oil, Gas & Consumable Fuels – 2.3%
Adaro Energy Indonesia Tbk PT	313,300	80,795
China Coal Energy Co., Ltd. – Class H	87,000	78,377
China Petroleum & Chemical Corp. – Class A	130,100	78,179
China Petroleum & Chemical Corp. – Class H	14,000	5,978
China Shenhua Energy Co., Ltd. – Class H	26,000	77,367
China Suntien Green Energy Corp. Ltd. – Class H	91,000	33,194
Coal India Ltd.	15,282	39,742
Gazprom PJSC(b)(c)	153,780	– 0	–
Hindustan Petroleum Corp., Ltd.	27,751	73,553
Indian Oil Corp. Ltd.	13,739	11,237
Inner Mongolia Dian Tou Energy Corp. Ltd. – Class A	2,700	4,930
Jizhong Energy Resources Co., Ltd. – Class A	82,700	83,602
LUKOIL PJSC(b)(c)	18,789	– 0	–
PetroChina Co., Ltd. – Class H	3,978,000	1,626,168
Petroleo Brasileiro SA	11,700	71,749
Petroleo Brasileiro SA (Preference Shares)	13,100	72,368
PTT PCL	48,300	43,980
Saudi Arabian Oil Co.(a)	8,446	80,406
Shaanxi Coal Industry Co., Ltd. – Class A	25,400	81,008

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Shan Xi Hua Yang Group New Energy Co., Ltd. – Class A	23,100	$58,756
Shanxi Coking Coal Energy Group Co., Ltd. – Class A	14,200	29,690
Shanxi Lu’an Environmental Energy Development Co., Ltd. – Class A	34,200	80,809
United Tractors Tbk PT	28,700	61,623
Yankuang Energy Group Co., Ltd. – Class H	22,000	79,435

		2,852,946

		3,203,208

Real Estate – 0.8%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Fibra Uno Administracion SA de CV	5,000	5,144

Real Estate Management & Development – 0.8%
China Aoyuan Group Ltd.(b)(c)	411,000	48,375
China Resources Land Ltd.	66,000	258,515
Emaar Properties PJSC	26,018	40,826
Hopson Development Holdings Ltd.	784	821
KE Holdings, Inc. (ADR)	708	12,404
KWG Group Holdings Ltd.	21,000	2,572
Logan Group Co. Ltd.	289,000	20,102
Poly Developments and Holdings Group Co., Ltd. – Class A	95,200	239,666
Vincom Retail JSC	308,840	360,227

		983,508

		988,652

Health Care – 0.8%
Health Care Equipment & Supplies – 0.0%
Hartalega Holdings Bhd	85,300	30,418

Health Care Providers & Services – 0.0%
Bangkok Dusit Medical Services PCL – Class F	7,100	5,506

Life Sciences Tools & Services – 0.0%
Divi’s Laboratories Ltd.	553	24,995

Pharmaceuticals – 0.8%
China Medical System Holdings Ltd.	107,000	127,462
CSPC Pharmaceutical Group Ltd.	76,000	75,329
Sichuan Kelun Pharmaceutical Co., Ltd. – Class A	211,700	652,764
Sino Biopharmaceutical Ltd.	92,000	43,114

		898,669

		959,588

Total Common Stocks (cost $76,600,226)		67,608,718

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

FIXED INCOME – 39.5%
Sovereign Bonds – 23.9%
Abu Dhabi Government International Bond 3.125%, 10/11/2027(a)	U.S.$	555	$517,468
3.125%, 09/30/2049(a)		390	271,854
Angolan Government International Bond 8.00%, 11/26/2029(a)		200	149,500
9.125%, 11/26/2049(a)		1,450	967,694
Argentine Republic Government International Bond
0.50%, 07/09/2030		1,469	293,875
1.00%, 07/09/2029		236	45,248
1.50%, 07/09/2035		876	159,052
3.50%, 07/09/2041		210	44,726
3.875%, 01/09/2038		1,249	291,385
Bahrain Government International Bond 6.00%, 09/19/2044(a)		210	144,414
6.75%, 09/20/2029(a)		244	225,974
7.00%, 10/12/2028(a)		334	318,198
Brazilian Government International Bond 2.875%, 06/06/2025		385	362,285
4.75%, 01/14/2050		405	277,374
Chile Government International Bond 2.75%, 01/31/2027		585	527,085
3.10%, 05/07/2041		200	135,600
3.10%, 01/22/2061		697	402,648
Colombia Government International Bond 3.125%, 04/15/2031		613	425,384
3.875%, 02/15/2061		200	101,663
5.00%, 06/15/2045		502	305,530
6.125%, 01/18/2041		260	190,743
Dominican Republic International Bond 5.50%, 01/27/2025(a)		100	96,800
5.50%, 02/22/2029(a)		595	509,580
5.875%, 01/30/2060(a)		496	324,663
6.40%, 06/05/2049(a)		364	260,328
6.50%, 02/15/2048(a)		298	217,968
8.625%, 04/20/2027(a)		119	120,435
Ecuador Government International Bond 1.50%, 07/31/2040(a)		446	129,784
2.50%, 07/31/2035(a)		2,012	661,763
5.50%, 07/31/2030(a)		372	174,245
Egypt Government International Bond 6.588%, 02/21/2028(a)		515	360,500
7.053%, 01/15/2032(a)		350	210,066
7.60%, 03/01/2029(a)		302	210,645
7.903%, 02/21/2048(a)		300	156,000

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

8.15%, 11/20/2059(a)	U.S.$	305	$163,556
8.50%, 01/31/2047(a)		305	168,894
El Salvador Government International Bond 6.375%, 01/18/2027(a)		232	85,666
7.625%, 02/01/2041(a)		602	191,624
7.65%, 06/15/2035(a)		57	18,767
8.625%, 02/28/2029(a)		226	82,250
Gabon Government International Bond 6.625%, 02/06/2031(a)		200	130,163
6.95%, 06/16/2025(a)		200	166,000
Ghana Government International Bond 7.875%, 02/11/2035(a)		200	73,038
8.627%, 06/16/2049(a)		279	101,190
8.95%, 03/26/2051(a)		266	96,641
Guatemala Government Bond
4.375%, 06/05/2027(a)		401	366,364
4.65%, 10/07/2041(a)		215	149,533
Hungary Government International Bond 2.125%, 09/22/2031(a)		877	602,280
5.25%, 06/16/2029(a)		295	266,016
5.50%, 06/16/2034(a)		223	188,198
Indonesia Government International Bond 3.85%, 10/15/2030		315	284,445
4.125%, 01/15/2025(a)		380	371,640
4.45%, 04/15/2070		200	152,522
7.75%, 01/17/2038(a)		100	113,769
Ivory Coast Government International Bond 6.125%, 06/15/2033(a)		200	151,538
6.375%, 03/03/2028(a)		295	261,591
6.625%, 03/22/2048(a)	EUR	100	57,719
Jamaica Government International Bond 8.00%, 03/15/2039	U.S.$	208	226,629
Lebanon Government International Bond 6.00%, 01/27/2023(a)(f)(g)		36	2,099
6.10%, 11/01/2022(a)(f)(g)		216	12,596
6.20%, 02/26/2025(a)(f)(g)		206	11,691
6.60%, 11/27/2026(a)(f)(g)		170	9,648
6.65%, 04/22/2024(a)(f)(g)		57	3,324
6.85%, 03/23/2027(a)(f)(g)		481	27,146
Mexico Government International Bond 2.659%, 05/24/2031		260	199,420
3.771%, 05/24/2061		840	496,545
4.75%, 03/08/2044		140	107,170
Morocco Government International Bond 2.375%, 12/15/2027(a)		251	205,396
Nigeria Government International Bond 7.375%, 09/28/2033(a)		363	218,707

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

7.625%, 11/28/2047(a)	U.S.$	545	$302,475
7.696%, 02/23/2038(a)		240	141,600
8.25%, 09/28/2051(a)		439	250,230
Oman Government International Bond 6.75%, 01/17/2048(a)		386	307,352
Pakistan Government International Bond 6.875%, 12/05/2027(a)		325	120,286
7.375%, 04/08/2031(a)		222	79,944
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		350	288,094
Panama Government International Bond 2.252%, 09/29/2032		501	350,481
3.87%, 07/23/2060		850	503,200
Panama Notas del Tesoro 3.75%, 04/17/2026		68	63,997
Paraguay Government International Bond 3.849%, 06/28/2033(a)		223	174,261
4.95%, 04/28/2031(a)		463	410,999
5.00%, 04/15/2026(a)		264	253,654
Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(a)		200	190,788
Peruvian Government International Bond 2.78%, 12/01/2060		588	315,058
2.783%, 01/23/2031		135	106,886
Philippine Government International Bond 3.00%, 02/01/2028		330	300,336
3.20%, 07/06/2046		281	187,598
3.229%, 03/29/2027		225	209,837
3.556%, 09/29/2032		515	449,394
4.20%, 03/29/2047		858	666,451
Qatar Government International Bond 4.40%, 04/16/2050(a)		864	756,000
4.50%, 04/23/2028(a)		300	295,500
5.103%, 04/23/2048(a)		239	231,232
Republic of Azerbaijan International Bond 3.50%, 09/01/2032(a)		265	212,381
Republic of Kenya Government International Bond 8.00%, 05/22/2032(a)		346	233,550
Republic of South Africa Government International Bond 5.75%, 09/30/2049		350	222,250
5.875%, 04/20/2032		370	305,250
Romanian Government International Bond 3.00%, 02/14/2031(a)		174	123,301
3.625%, 03/27/2032(a)		410	295,277

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

4.00%, 02/14/2051(a)	U.S.$	210	$116,064
5.25%, 11/25/2027(a)		362	327,610
6.00%, 05/25/2034(a)		282	236,175
Saudi Government International Bond 3.25%, 10/26/2026(a)		335	317,831
3.25%, 10/22/2030(a)		260	232,700
3.45%, 02/02/2061(a)		215	145,663
4.625%, 10/04/2047(a)		310	263,500
5.25%, 01/16/2050(a)		401	374,935
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	400	318,516
6.25%, 05/23/2033(a)	U.S.$	200	149,350
Sharjah Sukuk Ltd. 3.764%, 09/17/2024(a)		224	214,312
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)(f)(g)		314	76,596
7.85%, 03/14/2029(a)(f)(g)		578	140,273
Turkey Government International Bond 4.875%, 04/16/2043		1,179	663,187
5.75%, 05/11/2047		280	168,000
Ukraine Government International Bond 6.75%, 06/20/2028(a)	EUR	173	32,214
6.876%, 05/21/2031(a)	U.S.$	484	87,120
7.375%, 09/25/2034(a)		281	51,283
7.75%, 09/01/2025(a)		593	137,873
7.75%, 09/01/2026(a)		371	74,200
7.75%, 09/01/2029(a)		295	61,213
Uruguay Government International Bond 4.375%, 10/27/2027		240	236,220
4.375%, 01/23/2031		149	142,039
4.975%, 04/20/2055		17	15,477
5.10%, 06/18/2050		194	176,675
7.875%, 01/15/2033		95	113,525
Venezuela Government International Bond 11.95%, 08/05/2031(a)(f)(g)		265	18,515
12.75%, 08/23/2022(a)(f)(h)		564	42,308
Zambia Government International Bond 8.97%, 07/30/2027(a)(f)(g)		551	257,179

			28,892,467

Quasi-Sovereign Bonds – 7.1%
Comision Federal de Electricidad 4.677%, 02/09/2051(a)		200	116,350
5.00%, 09/29/2036(a)		224	172,788
Corp. Nacional del Cobre de Chile 3.00%, 09/30/2029(a)		540	449,989
Development Bank of Kazakhstan JSC 5.75%, 05/12/2025(a)		309	307,320

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

DP World Ltd./United Arab Emirates 4.70%, 09/30/2049(a)	U.S.$	410	$308,474
DP World Salaam 6.00%, 10/01/2025(a)(i)		313	301,752
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	172,537
5.00%, 01/25/2047(a)		200	153,000
Eskom Holdings SOC Ltd. 6.75%, 08/06/2023(a)		363	342,876
7.125%, 02/11/2025(a)		200	176,912
Export-Import Bank of China (The) 4.00%, 11/28/2047(a)		593	515,821
Indonesia Asahan Aluminium Persero PT 5.80%, 05/15/2050(a)		200	150,038
KazMunayGas National Co. JSC 4.75%, 04/19/2027(a)		400	333,200
5.75%, 04/19/2047(a)		200	131,700
6.375%, 10/24/2048(a)		200	138,200
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		364	337,337
NAK Naftogaz Ukraine via Kondor Finance PLC 7.375%, 07/19/2022(e)(f)(h)		200	48,000
7.625%, 11/08/2026(e)(f)(g)		200	37,663
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027(a)		459	445,643
7.625%, 11/07/2024(a)		200	198,040
Pertamina Persero PT 2.30%, 02/09/2031(a)		1,055	796,641
5.625%, 05/20/2043(a)		200	168,475
Petroleos de Venezuela SA 5.375%, 04/12/2027(a)(f)(g)		226	4,514
6.00%, 11/15/2026(a)(f)(g)		220	4,730
9.00%, 11/17/2021(a)(f)(h)		128	2,890
Petroleos Mexicanos 6.75%, 09/21/2047		324	179,820
6.875%, 08/04/2026		383	343,532
6.95%, 01/28/2060		1,140	626,897
7.69%, 01/23/2050		140	85,218
Petronas Energy Canada Ltd. 2.112%, 03/23/2028(a)		240	206,907
Qatar Energy 3.30%, 07/12/2051(a)		706	497,421
Sinochem Offshore Capital Co., Ltd. 2.375%, 09/23/2031(a)		200	151,830

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Sinopec Group Overseas Development 2018 Ltd. 2.70%, 05/13/2030(a)	U.S.$	347	$300,488
State Agency of Roads of Ukraine 6.25%, 06/24/2030(e)		360	62,955
State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(a)		321	309,825
State Savings Bank of Ukraine Via SSB #1 PLC 9.625%, 03/20/2025(a)		60	33,143

			8,612,926

Corporate Bonds – 7.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		250	198,797
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		200	164,000
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)		364	236,385
Aris Mining Corp. 6.875%, 08/09/2026(a)		200	145,087
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		365	309,178
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		219	145,087
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		200	168,740
Cemex SAB de CV 7.375%, 06/05/2027(a)		200	199,000
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		66	56,760
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		446	314,987
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		200	165,850
Cometa Energia SA de CV 6.375%, 04/24/2035(a)		175	157,275
Digicel Group Holdings Ltd. 7.00%, 10/17/2022(e)(i)(j)		17	2,623
Ecopetrol SA 6.875%, 04/29/2030		401	336,840
Embraer Netherlands Finance BV 5.40%, 02/01/2027		79	72,005
Empresa Generadora de Electricidad Haina SA 5.625%, 11/08/2028(a)		250	201,562

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	U.S.$	200	$143,250
8.375%, 11/08/2027	COP	418,000	68,628
Freeport Indonesia PT 5.315%, 04/14/2032(a)	U.S.$	200	165,500
GNL Quintero SA 4.634%, 07/31/2029(a)		165	150,266
Haidilao International Holding Ltd. 2.15%, 01/14/2026(a)		200	161,000
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		183	162,968
India Clean Energy Holdings 4.50%, 04/18/2027(a)		200	144,000
Infraestructura Energetica Nova SAPI de CV 3.75%, 01/14/2028(a)		334	285,319
Iochpe-Maxion Austria GmbH/Maxion Wheels de Mexico S de RL de CV 5.00%, 05/07/2028(a)		200	150,250
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		184	144,992
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		200	156,162
Kaisa Group Holdings Ltd. 10.50%, 01/15/2025(a)(f)(g)		200	21,475
Leviathan Bond Ltd. 6.75%, 06/30/2030(a)		87	77,771
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		254	210,502
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		325	284,335
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		200	171,250
Melco Resorts Finance Ltd. 5.75%, 07/21/2028(a)		200	126,500
Minejesa Capital BV 5.625%, 08/10/2037(a)		215	150,769
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		223	181,801
NBM US Holdings, Inc. 7.00%, 05/14/2026(a)		205	197,415
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		132	265
OEC Finance Ltd. 7.125%, 12/26/2046(a)(j)		126	3,356
Power Finance Corp., Ltd. Series G 3.35%, 05/16/2031(a)		200	154,924

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Powerlong Real Estate Holdings Ltd. 5.95%, 04/30/2025(a)	U.S.$	225	$28,448
Prosus NV 3.257%, 01/19/2027(a)		200	167,500
Saudi Arabian Oil Co. 1.625%, 11/24/2025(a)		265	238,169
Shimao Group Holdings Ltd. 5.20%, 01/16/2027(a)(f)(g)		200	24,000
5.60%, 07/15/2026(a)(f)(g)		200	24,500
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		200	129,037
Studio City Finance Ltd. 6.50%, 01/15/2028(a)		200	96,537
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)(f)(g)		270	35,100
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		305	216,798
Times China Holdings Ltd. 6.20%, 03/22/2026(a)		200	24,000
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(e)(f)(g)(j)		105	11
TransJamaican Highway Ltd. 5.75%, 10/10/2036(a)		154	128,231
Transportadora de Gas del Peru SA 4.25%, 04/30/2028(a)		200	185,690
TSMC Arizona Corp. 3.875%, 04/22/2027		320	304,867
Tullow Oil PLC 10.25%, 05/15/2026(a)		224	187,880
Vale Overseas Ltd. 3.75%, 07/08/2030		150	120,844
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		355	295,382
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(b)(c)(e)(f)(h)		202	20
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		85	69,610
Weibo Corp. 3.375%, 07/08/2030		200	147,412

			8,610,910

Emerging Markets - Treasuries – 1.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2031	BRL	3,210	536,988
Series NTNF 10.00%, 01/01/2031		4,270	728,794

			1,265,782

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Treasury Bonds – 0.3%
Colombian TES Series B 7.00%, 03/26/2031	COP	2,211,300	$339,240

Total Fixed Income (cost $63,739,421)			47,721,325

		Shares
EQUITY LINKED NOTES – 0.8%
Information Technology – 0.8%
Electronic Equipment, Instruments & Components – 0.8%
FPT Corp., Macquarie Bank Ltd., expiring 04/05/2023 (cost $384,227)		300,648	1,013,785

INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
DCVFMVN30 ETF Fund(f)(k) (cost $97,798)		239,030	198,825

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.58%(k)(l)(m) (cost $1,344,570)		1,344,570	1,344,570

		Principal Amount (000)
Time Deposits – 0.4%
ANZ Bank, Hong Kong 1.14%, 10/03/2022	AUD	54	34,590
BBH, Grand Cayman (0.29)%, 10/03/2022	CHF	1	1,261
0.82%, 10/03/2022	SEK	9	834
1.16%, 10/03/2022	NOK	2	159
1.17%, 10/03/2022	GBP	8	8,948
2.07%, 10/03/2022	CAD	8	6,026
4.50%, 10/03/2022	ZAR	122	6,714
Citibank, London 0.29%, 10/03/2022	EUR	21	20,451
Citibank, New York 2.43%, 10/03/2022	U.S.$	166	165,547
Hong Kong & Shanghai Bank, Hong Kong 0.95%, 10/03/2022	HKD	2,000	254,836
Hong Kong & Shanghai Bank, Singapore 3.31%, 10/03/2022	SGD	1	629

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Sumitomo, Tokyo (0.40)%, 10/03/2022	JPY	4,730	$32,683

Total Time Deposits (cost $532,678)			532,678

Total Short-Term Investments (cost $1,877,248)			1,877,248

Total Investments Before Security Lending Collateral for Securities Loaned – 97.9% (cost $142,698,920)			118,419,901

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.58%(k)(l)(m) (cost $1,059,233)		1,059,233	1,059,233

Total Investments – 98.8% (cost $143,758,153)			119,479,134
Other assets less liabilities – 1.2%			1,414,130

Net Assets – 100.0%			$120,893,264

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	137	October 2022	$1,769,492	$16,988
Hang Seng Index Futures	86	October 2022	3,231,659	(138,208)
MSCI Emerging Markets Futures	39	December 2022	1,699,425	(167,531)
U.S. 10 Yr Ultra Futures	2	December 2022	236,969	(7,500)
U.S. T-Note 2 Yr (CBT) Futures	6	December 2022	1,232,344	(16,406)
U.S. T-Note 10 Yr (CBT) Futures	22	December 2022	2,465,375	(127,703)
U.S. Ultra Bond (CBT) Futures	7	December 2022	959,000	(81,000)

Sold Contracts
MSCI Emerging Markets Futures	74	December 2022	3,224,550	147,215

				$(374,145)

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	TWD	36,372	USD	1,159	10/21/2022	$16,251
Bank of America, NA	USD	1,607	TWD	47,858	10/21/2022	(103,787)
Barclays Bank PLC	IDR	22,564,300	USD	1,486	10/27/2022	13,773
Barclays Bank PLC	PHP	223,039	USD	4,006	10/27/2022	215,676
Barclays Bank PLC	USD	711	PEN	2,771	11/22/2022	(19,598)
Barclays Bank PLC	MYR	14,137	USD	3,102	12/15/2022	74,966
Barclays Bank PLC	USD	2,992	MYR	13,215	12/15/2022	(163,103)
Brown Brothers Harriman & Co.	USD	123	ZAR	2,065	10/13/2022	(9,490)
Brown Brothers Harriman & Co.	TRY	3,600	USD	192	10/14/2022	685
Brown Brothers Harriman & Co.	THB	20,938	USD	593	11/10/2022	36,890
Brown Brothers Harriman & Co.	USD	1,589	THB	58,558	11/10/2022	(33,832)
Brown Brothers Harriman & Co.	PLN	98	USD	20	11/30/2022	811
Citibank, NA	USD	617	ZAR	10,938	10/13/2022	(13,199)
Citibank, NA	KRW	9,659,999	USD	7,363	10/27/2022	654,756
Citibank, NA	USD	3,907	PHP	222,396	10/27/2022	(128,110)
Credit Suisse International	USD	908	KRW	1,261,853	10/27/2022	(31,652)
Deutsche Bank AG	USD	124	THB	4,364	11/10/2022	(7,714)
Deutsche Bank AG	CZK	23,368	USD	934	11/30/2022	8,631
Deutsche Bank AG	HUF	458,423	USD	1,126	11/30/2022	81,675
Deutsche Bank AG	USD	3,370	HUF	1,377,017	11/30/2022	(234,347)
Goldman Sachs Bank USA	BRL	9,697	USD	1,866	10/04/2022	68,107
Goldman Sachs Bank USA	BRL	7,639	USD	1,413	10/04/2022	(3,209)
Goldman Sachs Bank USA	USD	1,794	BRL	9,697	10/04/2022	4,073
Goldman Sachs Bank USA	USD	1,419	BRL	7,639	10/04/2022	(3,250)
Goldman Sachs Bank USA	TRY	16,732	USD	895	10/14/2022	5,897
Goldman Sachs Bank USA	CNH	54,112	USD	8,017	10/20/2022	436,291
Goldman Sachs Bank USA	BRL	7,639	USD	1,409	11/03/2022	3,890
Goldman Sachs Bank USA	USD	828	MXN	17,047	11/18/2022	11,168
Goldman Sachs Bank USA	USD	340	COP	1,515,329	11/22/2022	(14,913)
Goldman Sachs Bank USA	USD	8,785	INR	714,857	12/21/2022	(88,691)
HSBC Bank USA	USD	1,519	CNH	10,641	10/20/2022	(28,190)
HSBC Bank USA	USD	1,007	TWD	30,054	10/21/2022	(62,808)
HSBC Bank USA	USD	7,814	IDR	116,681,918	10/27/2022	(200,333)
HSBC Bank USA	USD	2,980	KRW	3,874,784	10/27/2022	(289,324)
HSBC Bank USA	USD	1,312	PHP	75,501	10/27/2022	(29,176)
JPMorgan Chase Bank, NA	BRL	4,885	USD	941	10/04/2022	35,015
JPMorgan Chase Bank, NA	USD	904	BRL	4,885	10/04/2022	2,052
JPMorgan Chase Bank, NA	USD	677	ZAR	11,486	10/13/2022	(42,873)
JPMorgan Chase Bank, NA	ZAR	11,480	USD	685	10/13/2022	51,607
JPMorgan Chase Bank, NA	IDR	92,461,373	USD	6,247	10/27/2022	214,030
JPMorgan Chase Bank, NA	KRW	824,121	USD	627	10/27/2022	54,764
JPMorgan Chase Bank, NA	CLP	1,292,490	USD	1,453	11/22/2022	129,706
JPMorgan Chase Bank, NA	PEN	6,408	USD	1,649	11/22/2022	50,948
Morgan Stanley Capital Services LLC	BRL	6,943	USD	1,284	10/04/2022	(2,916)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	1,370	BRL	6,943	10/04/2022	$(83,100)
Morgan Stanley Capital Services LLC	CNH	17,265	USD	2,544	10/20/2022	124,874
Morgan Stanley Capital Services LLC	USD	539	TWD	16,085	10/21/2022	(33,334)
Morgan Stanley Capital Services LLC	USD	1,627	CLP	1,523,966	11/22/2022	(66,279)
Morgan Stanley Capital Services LLC	USD	1,550	COP	6,908,864	11/22/2022	(66,106)
Morgan Stanley Capital Services LLC	USD	1,162	MYR	5,162	12/15/2022	(56,818)
Standard Chartered Bank	TWD	99,617	USD	3,355	10/21/2022	225,724

						$706,108

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 12/20/2027*	(1.00)%	Quarterly	1.00%	USD	1,400	$125,994	$103,012	$22,982
CDX-EM Series 38, 5 Year Index, 12/20/2027*	(1.00)	Quarterly	1.00	USD	10,658	1,058,932	880,000	178,932
Indonesia Government International Bond, 4.125%, 01/15/2025, 12/20/2027*	(1.00)	Quarterly	1.00	USD	310	7,992	2,947	5,045
People’s Republic of China, 7.500%, 10/28/2027, 12/20/2027*	(1.00)	Quarterly	1.00	USD	240	854	(2,568)	3,422
South Africa Government International Bond, 5.875%, 09/16/2025, 12/20/2027*	(1.00)	Quarterly	1.00	USD	340	35,380	26,434	8,946

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Turkey Government International Bond, 11.875%, 01/15/2030, 12/20/2027*	(1.00)%	Quarterly	1.00%	USD	450	$112,980	$104,886	$8,094
United Mexican States, 4.150%, 03/28/2027, 12/20/2027*	(1.00)	Quarterly	1.00	USD	220	9,373	6,658	2,715

Sale Contracts
Colombia Government International Bond, 10.375%, 01/28/2033, 12/20/2027*	1.00	Quarterly	1.00	USD	1,040	(103,605)	(80,344)	(23,261)

						$1,247,900	$1,041,025	$206,875

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,290	05/13/2032	1 Day SOFR	1.670%	Annual	$(642,277)	$	– 0	–	$(642,277)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
MSCI Emerging Markets Growth	FedFundEffective Plus 0.69%	Maturity	USD	11,372	06/15/2023	$(1,169,493)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
NASDAQ 100 Stock Index	35.20%	Maturity	USD	5	$12,361	$	– 0	–	$12,361
NASDAQ 100 Stock Index	32.65	Maturity	USD	1	3,457		– 0	–	3,457
JPMorgan Chase Bank, NA
FTSE 100 Index	23.90	Maturity	GBP	1	4,050		– 0	–	4,050
Hang Seng China Enterprises Index	34.40	Maturity	HKD	107	(7,484)		– 0	–	(7,484)
S&P 500 Index	29.10	Maturity	USD	5	18,671		– 0	–	18,671
S&P/ASX 200 Index	21.20	Maturity	AUD	4	9,996		– 0	–	9,996
UBS AG
Nikkei 225 Index	25.44	Maturity	JPY	370	(9,484)		– 0	–	(9,484)
S&P 500 Index	26.10	Maturity	USD	5	22,940		– 0	–	22,940

Sale Contracts
Bank of America, NA
NASDAQ 100 Stock Index 11/18/2022*	34.10	Maturity	USD	1	(1,568)		– 0	–	(1,568)
JPMorgan Chase Bank, NA
Nikkei 225 Index 10/14/2022*	20.40	Maturity	JPY	297	(2,121)		– 0	–	(2,121)
S&P 500 Index 11/18/2022*	27.25	Maturity	USD	5	(16,506)		– 0	–	(16,506)

					$34,312	$	– 0	–	$34,312

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $34,801,423 or 28.8% of net assets.

(b)	Fair valued by the Adviser.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group Holdings Ltd. 7.00%, 10/17/2022	01/14/2019	$13,608	$2,623	0.00%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.375%, 07/19/2022	12/08/2021	200,000	48,000	0.04%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	$200,000	$37,663		0.03%
Polyus PJSC (GDR)	09/06/2019	4,388	– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	360,000	62,955		0.05%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	199,358	11		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,628	20		0.00%
X5 Retail Group NV (GDR)	08/18/2020 - 02/08/2022	663,676	– 0	–	0.00%

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Defaulted matured security.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.

(k)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers Automated Quotations

PJSC – Public Joint Stock Company

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

42 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

September 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $141,354,350)	$117,075,331	(a)
Affiliated issuers (cost $2,403,803—including investment of cash collateral for securities loaned of $1,059,233)	2,403,803
Cash	10,509
Cash collateral due from broker	3,250,549
Foreign currencies, at value (cost $402,723)	391,580
Unrealized appreciation on forward currency exchange contracts	2,522,260
Unaffiliated dividends and interest receivable	1,272,505
Receivable for terminated credit default swaps	240,585
Receivable for capital stock sold	158,373
Unrealized appreciation on variance swaps	71,475
Receivable for investment securities sold	54,207
Affiliated dividends receivable	5,694

Total assets	127,456,871

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,816,152
Payable for investment securities purchased and foreign currency transactions	1,317,847
Unrealized depreciation on total return swaps	1,169,493
Payable for collateral received on securities loaned	1,059,233
Cash collateral due to broker	290,000
Payable for terminated credit default and variance swaps	284,458
Payable for variation margin on futures	164,670
Payable for capital gains taxes	160,550
Advisory fee payable	50,066
Unrealized depreciation on variance swaps	37,163
Administrative fee payable	34,775
Payable for capital stock redeemed	10,318
Payable for variation margin on centrally cleared swaps	2,635
Transfer Agent fee payable	2,423
Distribution fee payable	1,048
Directors’ fee payable	680
Accrued expenses	162,096

Total liabilities	6,563,607

Net Assets	$120,893,264

Composition of Net Assets
Capital stock, at par	$1,830
Additional paid-in capital	171,991,101
Accumulated loss	(51,099,667)

	$120,893,264

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,079,062	315,436	$6.59	*

C	$524,787	80,012	$6.56

Advisor	$115,288,505	17,450,207	$6.61

R	$219,717	33,106	$6.64

K	$145,061	21,936	$6.61

I	$46,066	7,047	$6.54

Z	$2,590,066	394,940	$6.56

(a)	Includes securities on loan with a value of $1,021,521 (see Note E).

*	The maximum offering price per share for Class A shares was $6.88, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended September 30, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $323,914)	$2,634,351
Affiliated issuers	12,765
Interest	1,949,272
Securities lending income	12,957	$4,609,345

Expenses
Advisory fee (see Note B)	595,152
Transfer agency—Class A	612
Transfer agency—Class C	177
Transfer agency—Advisor Class	31,806
Transfer agency—Class R	339
Transfer agency—Class K	166
Transfer agency—Class I	5
Transfer agency—Class Z	338
Distribution fee—Class A	3,223
Distribution fee—Class C	3,357
Distribution fee—Class R	652
Distribution fee—Class K	208
Custody and accounting	114,589
Registration fees	57,888
Administrative	52,801
Audit and tax	37,903
Printing	20,664
Legal	15,934
Directors’ fees	10,180
Miscellaneous	18,631

Total expenses	964,625
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(263,539)

Net expenses		701,086

Net investment income		3,908,259

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 45

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(8,955,685)
Forward currency exchange contracts	1,612,169
Futures	(2,471,445)
Swaps	(2,441,897)
Written Swaptions	44,439
Foreign currency transactions	(197,894)
Net change in unrealized appreciation/depreciation on:
Investments(b)	(25,638,199)
Forward currency exchange contracts	(95,539)
Futures	(1,385)
Swaps	(83,174)
Written Swaptions	(37,194)
Foreign currency denominated assets and liabilities	(22,126)

Net loss on investment and foreign currency transactions	(38,287,930)

Contributions from Affiliates (see Note B)	545

Net Decrease in Net Assets from Operations	$(34,379,126)

(a)	Net of foreign realized capital gains taxes of $25,900.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $144,582.

See notes to financial statements.

46 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,908,259	$6,231,886
Net realized loss on investment and foreign currency transactions	(12,410,313)	(5,939,395)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(25,877,617)	(24,371,723)
Contributions from Affiliates (see Note B)	545	– 0	–

Net decrease in net assets from operations	(34,379,126)	(24,079,232)
Distributions to Shareholders
Class A	(58,682)	(113,878)
Class C	(12,757)	(23,364)
Advisor Class	(3,270,604)	(6,098,926)
Class R	(5,312)	(8,398)
Class K	(3,722)	(8,172)
Class I	(1,316)	(9,913)
Class Z	(63,490)	(111,256)
Capital Stock Transactions
Net increase (decrease)	3,212,500	(6,013,613)

Total decrease	(34,582,509)	(36,466,752)
Net Assets
Beginning of period	155,475,773	191,942,525

End of period	$120,893,264	$155,475,773

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors

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NOTES TO FINANCIAL STATEMENTS (continued)

(the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active

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NOTES TO FINANCIAL STATEMENTS (continued)

markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2022:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Financials	$1,342,127		$15,962,302		$0	#	$17,304,429
Information Technology	709,787		12,659,610		– 0	–	13,369,397
Consumer Discretionary	2,047,326		10,078,077		– 0	–	12,125,403
Materials	696,743		4,096,438		0	#	4,793,181
Industrials	1,333,911		3,360,571		0	#	4,694,482
Communication Services	61,883		3,507,269		400	#	3,569,552
Utilities	618,075		2,744,064		– 0	–	3,362,139
Consumer Staples	1,365,722		1,872,965		0	#	3,238,687
Energy	225,125		2,978,083		0	#	3,203,208
Real Estate	18,369		921,908		48,375		988,652
Health Care	5,506		954,082		– 0	–	959,588
Fixed Income Securities:
Sovereign Bonds	– 0	–	28,892,467		– 0	–	28,892,467
Quasi-Sovereign Bonds	– 0	–	8,612,926		– 0	–	8,612,926
Corporate Bonds	– 0	–	8,610,890		20		8,610,910
Emerging Markets—Treasuries	– 0	–	1,265,782		– 0	–	1,265,782
Treasury Bonds	– 0	–	339,240		– 0	–	339,240
Equity Linked Notes	– 0	–	1,013,785		– 0	–	1,013,785
Investment Companies	– 0	–	198,825		– 0	–	198,825
Short-Term Investments:
Investment Companies	1,344,570		– 0	–	– 0	–	1,344,570
Time Deposits	– 0	–	532,678		– 0	–	532,678
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,059,233		– 0	–	– 0	–	1,059,233

Total Investments in Securities	10,828,377		108,601,962	+	48,795		119,479,134
Other Financial Instruments*:
Assets
Futures	164,203		– 0	–	– 0	–	164,203	†
Forward Currency Exchange Contracts	– 0	–	2,522,260		– 0	–	2,522,260
Centrally Cleared Credit Default Swaps	– 0	–	1,351,505		– 0	–	1,351,505	†
Variance Swaps	– 0	–	71,475		– 0	–	71,475
Liabilities
Futures	(400,140)		(138,208)		– 0	–	(538,348	)†
Forward Currency Exchange Contracts	– 0	–	(1,816,152)		– 0	–	(1,816,152)
Centrally Cleared Credit Default Swaps	– 0	–	(103,605)		– 0	–	(103,605	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(642,277)		– 0	–	(642,277	)†
Total Return Swaps	– 0	–	(1,169,493)		– 0	–	(1,169,493)
Variance Swaps	– 0	–	(37,163)		– 0	–	(37,163)

Total	$10,592,440		$108,640,304		$48,795		$119,281,539

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#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on

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NOTES TO FINANCIAL STATEMENTS (continued)

an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended September 30, 2022, such waivers/reimbursements amounted to $262,543. The Expense Caps may not be terminated before July 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2022, the reimbursement for such services amounted to $52,801.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,209 for the six months ended September 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16 from the sale of Class A shares and received $38 and $42 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended September 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2022, such waiver amounted to $884.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2022 is as follows:

Fund	Market Value 3/31/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$36,297	$34,952	$1,345	$13
Government Money Market Portfolio*		477		6,116	5,534	1,059	5

Total						$2,404	$18

*	Investment of cash collateral for securities lending transactions (see Note E).

During the six months ended September 30, 2022, the Adviser reimbursed the Fund $545 for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,494, $1,013 and $2,948 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2022, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$64,189,503	$62,502,592
U.S. government securities	906,383	2,042,747

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,419,481
Gross unrealized depreciation	(32,937,120)

Net unrealized depreciation	$(25,517,639)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended September 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2022, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended September 30, 2022, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended September 30, 2022, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the

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agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended September 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

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Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended September 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$232,609	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	642,277	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,522,260		Unrealized depreciation on forward currency exchange contracts	1,816,152

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	230,136	*	Receivable/Payable for variation margin on centrally cleared swaps	23,261	*

Equity contracts	Unrealized appreciation on variance swaps	71,475		Unrealized depreciation on variance swaps	37,163

Equity contracts	Receivable/Payable for variation margin on futures	164,203	*	Receivable/Payable for variation margin on futures	305,739	*

Equity contracts				Unrealized depreciation on total return swaps	1,169,493

Total		$2,988,074			$4,226,694

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$31,815	$(424,000)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(605,364)	(48,562)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	1,612,169	(95,539)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(66,739)	56,140

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,239,614	218,656

Credit Contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation/depreciation on written swaptions	44,439	(37,194)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(3,713,326)	122,170

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(1,866,081)	47,177

Total		$(3,323,473)	$(161,152)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$16,004,429
Average notional amount of sale contracts	$2,435,800	(a)
Centrally Cleared Interest Rate Swaps
Average notional amount	$4,290,000
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$68,716,181
Average principal amount of sale contracts	$74,898,678
Futures:
Average notional amount of buy contracts	$14,573,332
Average notional amount of sale contracts	$6,779,209	(a)
Total Return Swaps:
Average notional amount	$13,880,112
Variance Swaps:
Average notional amount	$621,584
Purchased Swaptions:
Average notional amount	$6,352,000	(b)
Written Swaptions:
Average notional amount	$6,352,000	(b)

(a)	Positions were open for four months during the reporting period.

(b)	Positions were open for one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$16,251	$(16,251)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	304,415	(182,701)	– 0	–	– 0	–	121,714
Brown Brothers Harriman & Co.	38,386	(38,386)	– 0	–	– 0	–	– 0	–
Citibank, NA	654,756	(141,309)	(290,000)	– 0	–	223,447
Deutsche Bank AG	90,306	(90,306)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	545,244	(545,244)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	570,839	(68,984)	(280,000)	– 0	–	221,855
Morgan Stanley Capital Services LLC	124,874	(124,874)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	225,724	– 0	–	– 0	–	– 0	–	225,724
UBS AG	22,940	(9,484)	– 0	–	– 0	–	13,456

Total	$2,593,735	$(1,217,539)	$(570,000)	$	– 0	–	$806,196	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$105,355	$(16,251)		$	– 0	–	$	– 0	–	$89,104
Barclays Bank PLC	182,701	(182,701)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	43,322	(38,386)			– 0	–		– 0	–	4,936
Citibank, NA	141,309	(141,309)			– 0	–		– 0	–	– 0	–
Credit Suisse International	31,652	– 0	–		– 0	–		– 0	–	31,652
Deutsche Bank AG	242,061	(90,306)			– 0	–		– 0	–	151,755
Goldman Sachs Bank USA/Goldman Sachs International	1,279,556	(545,244)			(734,312)			– 0	–	– 0	–
HSBC Bank USA	609,831	– 0	–		(255,000)			– 0	–	354,831
JPMorgan Chase Bank, NA	68,984	(68,984)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	308,553	(124,874)			(183,679)			– 0	–	– 0	–
UBS AG	9,484	(9,484)			– 0	–		– 0	–	– 0	–

Total	$3,022,808	$(1,217,539)			$(1,172,991)		$	– 0	–	$632,278	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended September 30, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$ 1,021,521	$1,059,233	$	– 0	–	$8,431	$4,526	$112

*	As of September 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022

Class A
Shares sold	8,760	48,276	$67,166	$486,129

Shares issued in reinvestment of dividends	5,606	8,371	42,530	83,366

Shares converted from Class C	11	6,068	93	65,320

Shares redeemed	(41,839)	(72,244)	(326,305)	(722,311)

Net decrease	(27,462)	(9,529)	$(216,516)	$(87,496)

Class C
Shares sold	1,661	6,909	$12,666	$69,646

Shares issued in reinvestment of dividends	1,204	1,768	9,083	17,588

Shares converted to Class A	(12)	(6,108)	(93)	(65,320)

Shares redeemed	(11,663)	(22,301)	(87,266)	(219,961)

Net decrease	(8,810)	(19,732)	$(65,610)	$(198,047)

Advisor Class
Shares sold	2,041,207	3,424,832	$15,695,146	$34,157,918

Shares issued in reinvestment of dividends	339,884	489,019	2,581,514	4,874,184

Shares redeemed	(1,942,704)	(4,804,566)	(15,291,166)	(47,144,179)

Net increase (decrease)	438,387	(890,715)	$2,985,494	$(8,112,077)

Class R
Shares sold	4,250	5,933	$33,434	$58,933

Shares issued in reinvestment of dividends	697	826	5,311	8,258

Shares redeemed	(3,971)	(7,850)	(31,663)	(80,948)

Net increase (decrease)	976	(1,091)	$7,082	$(13,757)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022

Class K
Shares sold	1,075	1,574	$8,296	$15,809

Shares issued in reinvestment of dividends	490	802	3,722	8,013

Shares redeemed	(16)	(10,202)	(121)	(92,781)

Net increase (decrease)	1,549	(7,826)	$11,897	$(68,959)

Class I
Shares sold	492	6,730	$3,763	$61,344

Shares issued in reinvestment of dividends	175	972	1,316	9,726

Shares redeemed	(1,392)	(30,740)	(11,545)	(288,563)

Net decrease	(725)	(23,038)	$(6,466)	$(217,493)

Class Z
Shares sold	61,033	299,069	$437,402	$3,096,311

Shares issued in reinvestment of dividends	8,408	11,213	63,490	111,071

Shares redeemed	(505)	(51,796)	(4,273)	(523,166)

Net increase	68,936	258,486	$496,619	$2,684,216

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Emerging-Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2023 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,373,907	$4,155,037

Total taxable distributions paid	$6,373,907	$4,155,037

As of March 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(9,951,688	)(a)
Other losses	(825,151	)(b)
Unrealized appreciation/(depreciation)	(1,441,622	)(c)

Total accumulated earnings/(deficit)	$(12,218,461	)(d)

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)	As of March 31, 2022, the Fund had a net capital loss carryforward of $9,951,688.

(b)	As of March 31, 2022, the Fund had a qualified late-year ordinary loss deferral of $825,151.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of swaps, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2022, the Fund had a net short-term capital loss carryforward of $5,363,739 and a net long-term capital loss carryforward of $4,587,949, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.70	$ 10.34	$ 7.04	$ 8.89	$ 10.00	$ 9.20

Income From Investment Operations

Net investment income(a)(b)	.21	.31	.19	.29	.30	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.14)	(1.63)	3.32	(1.68)	(.95)	.89

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.93)	(1.32)	3.51	(1.39)	(.65)	1.14

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.32)	(.21)	(.46)	(.46)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.18)	(.32)	(.21)	(.46)	(.46)	(.34)

Net asset value, end of period	$ 6.59	$ 8.70	$ 10.34	$ 7.04	$ 8.89	$ 10.00

Total Return

Total investment return based on net asset value(d)	(22.42)%	(13.12)%	50.17%	(16.50)%	(6.20)%	12.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,079	$2,984	$3,644	$3,040	$5,510	$10,849

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.24	%(g)	1.24%	1.23%	1.23%	1.24%	1.23%

Expenses, before waivers/reimbursements(e)(f)†	1.61	%(g)	1.48%	1.64%	1.76%	1.80%	1.92%

Net investment income(b)	5.35	%(g)	3.12%	2.14%	3.26%	3.36%	2.51%

Portfolio turnover rate	49%	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.19

Income From Investment Operations

Net investment income(a)(b)	.18	.24	.13	.22	.23	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.13)	(1.63)	3.29	(1.66)	(.93)	.89

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.95)	(1.39)	3.42	(1.44)	(.70)	1.05

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.24)	(.14)	(.40)	(.40)	(.28)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.15)	(.24)	(.14)	(.40)	(.40)	(.29)

Net asset value, end of period	$ 6.56	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Total Return

Total investment return based on net asset value(d)	(22.71)%	(13.78)%	49.01%	(17.11)%	(6.79	)%^	11.63	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$525	$769	$1,117	$1,010	$2,234	$2,792

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.99	%(g)	1.99%	1.98%	1.98%	1.99%	1.98%

Expenses, before waivers/reimbursements(e)(f)†	2.37	%(g)	2.24%	2.40%	2.51%	2.58%	2.69%

Net investment income(b)	4.59	%(g)	2.36%	1.40%	2.54%	2.54%	1.57%

Portfolio turnover rate	49%	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 85.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 79

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.72	$ 10.36	$ 7.06	$ 8.91	$ 10.02	$ 9.22

Income From Investment Operations

Net investment income(a)(b)	.22	.34	.22	.30	.32	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.14)	(1.63)	3.31	(1.66)	(.95)	.89

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.92)	(1.29)	3.53	(1.36)	(.63)	1.16

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.35)	(.23)	(.49)	(.48)	(.35)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.19)	(.35)	(.23)	(.49)	(.48)	(.36)

Net asset value, end of period	$ 6.61	$ 8.72	$ 10.36	$ 7.06	$ 8.91	$ 10.02

Total Return

Total investment return based on net asset value(d)	(22.27)%	(12.87)%	50.40%	(16.24)%	(5.93)%	12.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$115,288	$148,374	$185,534	$122,322	$118,492	$126,029

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.99	%(g)	.99%	.98%	.98%	.99%	.98%

Expenses, before waivers/reimbursements(e)(f)†	1.37	%(g)	1.23%	1.39%	1.51%	1.58%	1.67%

Net investment income(b)	5.59	%(g)	3.36%	2.36%	3.42%	3.53%	2.76%

Portfolio turnover rate	49%	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.75	$ 10.37	$ 7.05	$ 8.88	$ 9.97	$ 9.17

Income From Investment Operations

Net investment income(a)(b)	.20	.29	.17	.25	.27	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.15)	(1.64)	3.31	(1.65)	(.94)	.89

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.95)	(1.35)	3.48	(1.40)	(.67)	1.11

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.27)	(.16)	(.43)	(.42)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.16)	(.27)	(.16)	(.43)	(.42)	(.31)

Net asset value, end of period	$ 6.64	$ 8.75	$ 10.37	$ 7.05	$ 8.88	$ 9.97

Total Return

Total investment return based on net asset value(d)	(22.48)%	(13.31)%	49.68%	(16.64)%	(6.39)%	12.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$220	$281	$345	$271	$305	$327

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.49	%(g)	1.49%	1.48%	1.48%	1.49%	1.48%

Expenses, before waivers/reimbursements(e)(f)†	2.08	%(g)	1.95%	2.10%	2.23%	2.23%	2.29%

Net investment income(b)	5.12	%(g)	2.85%	1.84%	2.92%	3.06%	2.26%

Portfolio turnover rate	49%	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.72	$ 10.35	$ 7.04	$ 8.87	$ 9.97	$ 9.16

Income From Investment Operations

Net investment income(a)(b)	.21	.31	.19	.29	.29	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.14)	(1.64)	3.31	(1.67)	(.94)	.88

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.93)	(1.33)	3.50	(1.38)	(.65)	1.14

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.30)	(.19)	(.45)	(.45)	(.32)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.18)	(.30)	(.19)	(.45)	(.45)	(.33)

Net asset value, end of period	$ 6.61	$ 8.72	$ 10.35	$ 7.04	$ 8.87	$ 9.97

Total Return

Total investment return based on net asset value(d)	(22.43)%	(13.16)%	50.10	%^	(16.55)%	(6.19)%	12.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$145	$178	$292	$212	$313	$333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.24	%(g)	1.24%	1.23%	1.23%	1.24%	1.23%

Expenses, before waivers/reimbursements(e)(f)†	1.77	%(g)	1.64%	1.80%	1.92%	1.96%	2.01%

Net investment income(b)	5.37	%(g)	3.11%	2.13%	3.34%	3.26%	2.67%

Portfolio turnover rate	49%	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.63	$ 10.27	$ 6.99	$ 8.83	$ 9.94	$ 9.16

Income From Investment Operations

Net investment income(a)(b)	.22	.35	.20	.36	.28	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.12)	(1.64)	3.31	(1.72)	(.90)	.85

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.90)	(1.29)	3.51	(1.36)	(.62)	1.15

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.35)	(.23)	(.48)	(.49)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.19)	(.35)	(.23)	(.48)	(.49)	(.37)

Net asset value, end of period	$ 6.54	$ 8.63	$ 10.27	$ 6.99	$ 8.83	$ 9.94

Total Return

Total investment return based on net asset value(d)	(22.26)%	(12.97)%	50.61%	(16.30)%	(5.93)%	12.68	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46	$67	$316	$10	$151	$2,012

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.99	%(g)	.99%	.99%	.98%	.99%	.98%

Expenses, before waivers/reimbursements(e)(f)†	1.34	%(g)	1.22%	1.25%	1.46%	1.46%	1.58%

Net investment income(b)	5.54	%(g)	3.46%	1.99%	4.19%	3.03%	3.12%

Portfolio turnover rate	49%	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31,								July 31, 2017(h) to March 31, 2018
			2022		2021		2020		2019

Net asset value, beginning of period	$ 8.66		$ 10.29		$ 7.01		$ 8.85		$ 9.95		$ 9.81

Income From Investment Operations

Net investment income(a)(b)	.22		.34		.22		.24		.31		.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.13)		(1.62)		3.29		(1.59)		(.93)		.30

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.91)		(1.28)		3.51		(1.35)		(.62)		.45

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.35)		(.23)		(.49)		(.48)		(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.19)		(.35)		(.23)		(.49)		(.48)		(.31)

Net asset value, end of period	$ 6.56		$ 8.66		$ 10.29		$ 7.01		$ 8.85		$ 9.95

Total Return

Total investment return based on net asset value(d)	(22.31)%		(12.85)%		50.47%		(16.25)%		(5.90	)%^	4.66	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,590		$2,823		$695		$144		$9		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.99	%(g)	.99%		.99%		.99%		.99%		.98	%(g)

Expenses, before waivers/reimbursements(e)(f)†	1.35	%(g)	1.22%		1.32%		1.54%		1.60%		1.71	%(g)

Net investment income(b)	5.60	%(g)	3.41%		2.29%		2.78%		3.49%		2.26	%(g)

Portfolio turnover rate	49%		81%		88%		117%		110%		74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%		.01%		.01%		.01%		.01%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2021, March 31, 2020, March 31, 2019 and March 31, 2018, such waiver amounted to 0.01%, 0.01%, 0.01% and 0.01%, respectively.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2022 (unaudited)(g)	Year Ended March 31,
		2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.24%	1.24%	1.23%	1.23%	1.24%	1.23%
Before waivers/reimbursements	1.61%	1.48%	1.64%	1.76%	1.80%	1.92%
Class C
Net of waivers/reimbursements	1.99%	1.99%	1.98%	1.98%	1.98%	1.98%
Before waivers/reimbursements	2.37%	2.24%	2.40%	2.51%	2.57%	2.69%
Advisor Class
Net of waivers/reimbursements	.99%	.99%	.98%	.98%	.98%	.98%
Before waivers/reimbursements	1.37%	1.23%	1.39%	1.51%	1.57%	1.67%
Class R
Net of waivers/reimbursements	1.49%	1.49%	1.48%	1.48%	1.48%	1.48%
Before waivers/reimbursements	2.08%	1.95%	2.10%	2.23%	2.22%	2.29%
Class K
Net of waivers/reimbursements	1.24%	1.24%	1.23%	1.23%	1.24%	1.23%
Before waivers/reimbursements	1.77%	1.64%	1.80%	1.92%	1.96%	2.01%
Class I
Net of waivers/reimbursements	.99%	.99%	.99%	.98%	.98%	.98%
Before waivers/reimbursements	1.34%	1.22%	1.25%	1.46%	1.45%	1.58%

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2022 (unaudited)(g)	Year Ended March 31,				July 31, 2017(h) to March 31, 2018(g)
		2022	2021	2020	2019

Class Z
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.99%	.98%
Before waivers/reimbursements	1.35%	1.22%	1.32%	1.54%	1.60%	1.71%

(g)	Annualized.

(h)	Commencement of distribution.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Christian DiClementi(2), Vice President Henry S. Mallari-D’Auria(2), Vice President Morgan C. Harting(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. DiClementi, Harting & Mallari-D’Auria are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 89

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose,

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they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 95

NOTES

96 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0152-0922

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 25, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 25, 2022